UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

INSTRUCTURE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 SOUTH 3000 EAST SUITE 700
SALT LAKE CITY, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 203-6755

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2023, Instructure Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on April 6, 2023, the record date of the Annual Meeting, the Company had an aggregate of 143,478,526 shares of its common stock outstanding. The holders of a total of 137,854,272 shares of the Company’s common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s stockholders elected the following nominees for director to serve as Class II directors for a term expiring at the Company’s 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Erik Akopiantz	126,157,862	10,140,281	1,556,129
James Hutter	129,192,469	7,105,674	1,556,129

Proposal No. 2: Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Company's Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 24, 2023 (“say-on-pay”).

The compensation of the Company’s named executive officers was approved on an advisory basis.

For	Against	Abstentions	Broker Non-Votes
135,129,926	1,142,287	25,930	1,556,129

Proposal No. 3: Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified.

Votes For	Votes Against	Abstentions
136,976,793	857,760	19,719

Proposal No. 4: Proposal to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers.

The amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers was approved.

For	Against	Abstentions	Broker Non-Votes
126,777,437	9,500,347	20,359	1,556,129

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure Holdings, Inc.

Date:	May 26, 2023	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer Chief Legal Officer